EXHIBIT 99.1
SUNAIR SERVICES CORPORATION REPORTS
FISCAL SECOND QUARTER 2007 FINANCIAL RESULTS
Boca Raton, FL — May 15, 2007— Sunair Services Corporation (AMEX: SNR) today announced its fiscal second quarter results for the period ended March 31, 2007.
Revenues from continuing operations for the three months ended March 31, 2007 were $18.3 million, compared to revenues of $13.1 million for the three months ended March 31, 2006. The Company reported a loss from continuing operations of $(218,978) for the three months ended March 31, 2007 or $(0.02) per basic and diluted share, compared to a loss of $(1,118,943) for the three months ended March 31, 2006 or $(0.09) per basic and diluted share.
There was no income or loss from discontinued operations for the three months ended March 31, 2007, compared to tax affected income for the three months ended March 31, 2006 of $321,054 or $0.03 per basic and diluted share.
The Company reported a net loss of $(218,978) for the three months ended March 31, 2007, or $(0.02) per basic and diluted share, compared to net loss of $(797,889) for the three months ended March 31, 2006, or $(0.06) per basic and diluted share.
Revenues from continuing operations for the six months ended March 31, 2007 were $34.2 million, compared to revenues of $24.3 million for the six months ended March 31, 2006. The Company reported a loss from continuing operations of $(980,763) for the six months ended March 31, 2007 or $(0.07) per basic and diluted share, compared to a loss of $(1,678,133) for the three months ended March 31, 2006 or $(0.14) per basic and diluted share.
Income from discontinued operations for the six months ended March 31, 2007 was $1,361,476, or $0.10 per basic and diluted share, including a gain on the sale of real estate property associated with the previously sold and discontinued high frequency radio business, compared to a tax affected gain for the six month period ended March 31, 2006 of $515,701 or $0.04 per basic and diluted share.
The Company reported net income of $380,713 for the six months ended March 31, 2007, or $0.03 per basic and diluted share, compared to net loss of $(1,162,432) for the six months ended March 31, 2006, or $(0.10) per basic and diluted share.
John Hayes, Chief Executive Officer of Sunair stated, “As we move ahead with plans to reignite our organic growth, we are pleased with our recent margin expansion and remain committed to meeting the needs of customers. We are focused on consistently delivering high service levels in our lawn and pest control services business and are implementing efforts to divest ourselves of non-core assets in the telephone communications segment as soon as practical.”

ABOUT SUNAIR
Sunair Services Corporation, a Florida corporation, through its wholly owned subsidiary, Middleton Pest Control, Inc., with headquarters located in Orlando, Florida, provides pest control and lawn care services to both residential and commercial customers. Middleton provides essential pest control services and protection against termites and insects to homes and businesses. In addition, Middleton supplies lawn care services to homes and businesses, which includes fertilization treatments and protection against disease, weeds and insects for lawns and shrubs. Through a subsidiary, Sunair also is involved in the telephone communications business. For more information about Sunair, please visit http://www.sunairservices.com.
Information Regarding Forward Looking Statements
Some of the statements in this press release, including those that contain the words “anticipate,” “believe,” “plan,” “estimate,” “expect,” “should,” “intend” and other similar expressions, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements or those of our industry to be materially different from any future results, performance or achievements expressed or implied by those forward-looking statements. Among the factors that could cause actual results, performance or achievement to differ materially from those described or implied in the forward-looking statements include the inability to consummate future acquisitions or pursue growth opportunities, the inability to integrate acquisitions, the inability to raise additional capital to finance expansion, the risks inherent in the entry into new geographic markets, changes in regulatory conditions, competition, risks associated with general economic conditions and other factors included in Sunair’s filings with the SEC. Copies of Sunair’s SEC filings are available from the SEC or may be obtained upon request from Sunair. Sunair does not undertake any obligation to update the information contained herein, which speaks only as of this date.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
AS OF MARCH 31, 2007 AND SEPTEMBER 30, 2006
(UNAUDITED)

	MARCH 31, 2007	SEPTEMBER 30, 2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,199,441	$1,601,110
Accounts receivable, net	6,591,988	4,919,595
Income tax receivable	328,551	352,393
Interest receivable	29,074	11,084
Inventories, net	2,604,822	2,328,205
Deferred tax asset	31,379	137,387
Prepaid and other current assets	1,648,290	1,163,508
Note receivable, current	334,986	334,986

Total Current Assets	13,768,531	10,848,268

PROPERTY, PLANT, AND EQUIPMENT, net	2,240,024	2,538,434
OTHER ASSETS:
Note receivable	2,000,000	2,000,000
Software costs, net	3,825,102	3,938,465
Customer list, net	11,524,936	11,247,099
Goodwill	55,548,004	52,818,269
Other assets	229,100	522,427

Total Other Assets	73,127,142	70,526,260

TOTAL ASSETS	$89,135,697	$83,912,962

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
AS OF MARCH 31, 2007 AND SEPTEMBER 30, 2006
(UNAUDITED)

	MARCH 31, 2007	SEPTEMBER 30, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,156,480	$2,743,523
Accrued expenses	3,948,411	2,831,162
Unearned revenues	1,334,224	589,365
Customer deposits	2,852,261	2,677,364
Capitalized leases, current portion	9,632	8,796
Notes payable, current portion	132,000	138,374

Total Current Liabilities	12,433,008	8,988,584

LONG TERM LIABILITIES:
Capitalized leases, net of current portion	14,947	20,027
Notes payable, net of current portion	3,177,553	1,723,642
Note payable -related party	5,000,000	5,000,000
Revolving line of credit	7,100,000	8,000,000
Deferred tax liability	275,318	112,226

Total Long Term Liabilities	15,567,818	14,855,895

TOTAL LIABILITIES	28,000,826	23,844,479

COMMITMENTS & CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, no par value, 8,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $.10 par value, 100,000,000 shares authorized, 13,091,088 and 13,007,559 shares issued and outstanding at March 31, 2007 and September 30, 2006, respectively	1,309,109	1,300,757
Additional paid-in capital	52,126,224	51,548,768
Retained earnings	7,580,910	7,200,197
Accumulated other comprehensive gain — cumulative translation adjustment	118,628	18,761

Total Stockholders’ Equity	61,134,871	60,068,483

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$89,135,697	$83,912,962

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	FOR THE THREE	FOR THE THREE
	MONTHS ENDED	MONTHS ENDED
	MARCH 31, 2007	MARCH 31, 2006
SALES	$18,275,055	$13,053,535
COST OF SALES	7,307,796	5,391,434

GROSS PROFIT	10,967,259	7,662,101
SELLING AND ADMINISTRATIVE EXPENSES	11,042,173	8,801,166

LOSS FROM OPERATIONS	74,914	1,139,065
OTHER INCOME (EXPENSES):
Interest income	51,644	1,026
Interest expense	(387,390)	(257,270)
Loss on disposal of assets	32,224	—
Other income	—	9,789

Total Other Income (Expenses)	(303,522)	(246,455)

LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	378,436	1,385,520
INCOME TAX BENEFIT	159,458	266,577

LOSS FROM CONTINUING OPERATIONS	218,978	1,118,943
INCOME FROM DISCONTINUED OPERATIONS, NET
OF INCOME TAX PROVISION OF $0 AND $100,272
IN 2007 AND 2006, RESPECTIVELY	—	321,054

NET LOSS	$218,978	$797,889

BASIC AND DILUTED INCOME (LOSS) PER SHARE:
CONTINUING OPERATIONS	$(0.02)	$(0.09)

DISCONTINUED OPERATIONS	$—	$0.03

NET LOSS	$(0.02)	$(0.06)

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC	13,066,578	12,805,558

DILUTED	13,066,578	12,805,558

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	FOR THE SIX	FOR THE SIX
	MONTHS ENDED	MONTHS ENDED
	MARCH 31, 2007	MARCH 31, 2006
SALES	$34,161,310	$24,279,110
COST OF SALES	14,199,809	10,005,519

GROSS PROFIT	19,961,501	14,273,591
SELLING AND ADMINISTRATIVE EXPENSES	20,923,876	15,977,846

LOSS FROM OPERATIONS	962,375	1,704,255
OTHER INCOME (EXPENSES):
Interest income	119,418	2,495
Interest expense	(675,713)	(668,445)
Gain on disposal of assets	9,423	—
Other income	—	5,000

Total Other Income (Expenses)	(546,872)	(660,950)

LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,509,247	2,365,205
INCOME TAX BENEFIT	528,484	687,072

LOSS FROM CONTINUING OPERATIONS	980,763	1,678,133
INCOME FROM DISCONTINUED OPERATIONS, NET
OF INCOME TAX PROVISION OF $821,426 AND $221,015 IN 2007 AND 2006, RESPECTIVELY	1,361,476	515,701

NET INCOME (LOSS)	$380,713	$(1,162,432)

BASIC AND DILUTED INCOME (LOSS) PER SHARE:
CONTINUING OPERATIONS	$(0.07)	$(0.14)

DISCONTINUED OPERATIONS	$0.10	$0.04

NET INCOME (LOSS)	$0.03	$(0.10)

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC	13,041,634	11,646,412

DILUTED	13,041,634	11,646,412